UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 20, 2009
(Date of earliest event reported)

WPT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 350, Los Angeles, California		90036
(Address of principal executive offices)		(Zip Code)

(323) 330-9900
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2009, Thomas Flahie notified WPT Enterprises, Inc. (the “Company”) of his resignation as the Company’s Interim Chief Financial Officer. Mr. Flahie will remain with the Company until September 4, 2009, to aid in the transition of his duties. The Company is now engaged in discussions with individuals and outsourced providers of part-time Chief Financial Officer services.

“Mr. Flahie was scheduled to be with WPT Enterprises through April” said WPTE President and CEO Steve Lipscomb, “We appreciate his willingness to extend his stay to prevent delays as we explored strategic alternatives for the Company and its assets.” Mr. Flahie has agreed to consult with Company as needed through the ongoing asset purchase process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

August 25, 2009	By:	/s/ Adam Pliska
Name: Adam Pliska
Title: General Counsel and Secretary